Exhibit 99(s)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 26, 2022

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 26, 2022

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 26, 2022

/s/ Joseph J. Kearns
Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 26, 2022

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 26, 2022

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 26, 2022

/s/ Frank L. Bowman
Frank L. Bowman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Jakki L. Haussler, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 26, 2022

/s/ Jakki L. Haussler
Jakki L. Haussler

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Nancy C. Everett, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 26, 2022

/s/ Nancy C. Everett
Nancy C. Everett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Patricia A. Maleski, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 26, 2022

/s/ Patricia A. Maleski
Patricia A. Maleski

Appendix A

January 26, 2022

Institutional and Retail Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Morgan Stanley Institutional Fund, Inc.	251, 252, 253, 254, 255, 256, 257, 258, 259, 260, 261, 262, 263, 264 to Form N-1A
Morgan Stanley Institutional Fund Trust	217, 218, 219, 220, 221, 222, 223, 224, 225, 226, 227, 228, 229, 230 to Form N-1A
Morgan Stanley Institutional Liquidity Funds	41, 42, 43, 44, 45, 46, 47, 48, 49 to Form N-1A
Morgan Stanley Global Fixed Income Opportunities Fund	87, 88, 89, 90, 91, 92, 93, 94, 95 to Form N-1A
Morgan Stanley Mortgage Securities Trust	87, 88, 89, 90, 91, 92, 93, 94, 95 to Form N-1A
Morgan Stanley Europe Opportunity Fund Inc.	70, 71, 72, 73, 74, 75, 76, 77, 78 to Form N-1A
Morgan Stanley Insight Fund	74, 75, 76, 77, 78, 79, 80, 81, 82 to Form N-1A
Morgan Stanley U.S. Government Securities Trust	74, 75, 76, 77, 78, 79, 80, 81, 82, 83 to Form N-1A
Morgan Stanley California Tax-Free Daily Income Trust	52, 53, 54, 55, 56, 57, 58, 59, 60 to Form N-1A
Morgan Stanley Tax-Free Daily Income Trust	64, 65, 66, 67, 68, 69, 70, 71, 72 to Form N-1A
Morgan Stanley Variable Investment Series	69, 70, 71, 72, 73, 74, 75, 76, 77 to Form N-1A
Morgan Stanley Variable Insurance Fund, Inc.	74, 75, 76, 77, 78, 79, 80, 81, 82, 83 to Form N-1A
Morgan Stanley U.S. Government Money Market Trust	59, 60, 61, 62, 63, 64, 65, 66, 67 to Form N-1A

AIP Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Alternative Investment Partners Absolute Return Fund	Form N-2, pre-effective amendments 1, 2, 3, 4 and post-effective amendments 1, 2, 3, 4
Alternative Investment Partners Absolute Return Fund STS	Form N-2, pre-effective amendments 1, 2, 3, 4 and post-effective amendments 1, 2, 3, 4
AIP Alternative Lending Fund A	Form N-2, pre-effective amendments 1, 2, 3, 4 and post-effective amendments 1, 2, 3, 4, 5
AIP Alternative Lending Fund P	Form N-2, pre-effective amendments 1, 2, 3, 4 and post-effective amendments 1, 2, 3, 4, 5